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                                                           Exhibit 10.2(e)


                        WORLD OMNI FINANCIAL CORP.
                           120 N. W. 12th Avenue
                      Deerfield Beach, Florida 33442



                                                               August 29, 1996


Toyota Motor Credit Corporation
19001 South Western Avenue
Torrance, California 90509


      RE:  Pooling and Servicing Agreement, dated as of August 1, 1996, by and among World Omni Retail Funding, Inc., World Omni Financial Corp. and First Bank National Association, as Trustee
           ---------------------------------------------------------------

Ladies and Gentlemen:

          Reference is hereby made to the above-referenced agreement (the "Pooling and Servicing Agreement") and to the Purchase Agreement, dated as of August 1, 1996, by and between you and the undersigned (together with the Pooling and Servicing Agreement, the "Agreements"). Initially capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.

          The Financial Services Agreement, dated December 21, 1984, between you and the undersigned (the "FSA"), is hereby terminated by mutual rescission in accordance with Section 11 thereof, and the parties hereto hereby waive the written notice of termination provided for therein. Each of the parties' respresentations and indemnities set forth in the FSA shall survive the termination of the FSA hereby. In additon, the parties hereto hereby acknowledge and agree that under no circumstances shall this Letter Agreement be deemed an amendment of the FSA.

          The undersigned hereby agrees to indemnify you for any liability (including attorneys' fees), costs, damages, claims or actions as a result of the undersigned's misuse of your name and/or logo in fulfilling its obligations as Servicer under the Pooling and Servicing Agreement.

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          If the foregoing accurately reflects your understanding with respect to the matters contained herein, please acknowledge your agreement hereto by signing the enclosed copy of this letter and returning it to us.



                                             WORLD OMNI FINANCIAL CORP.



                                             By  /S/ ALAN BROWDY
                                                --------------------------
                                             Name:   Alan Browdy
                                             Title:  Vice President


Accepted and Agreed:

TOYTA MOTOR CREDIT CORPORATION



By  /S/ WOLFGANG JAHN
   --------------------------
Name:   Wolfgang Jahn
Title:  Senior Vice President
        and General Manager